CINCINNATI  FINANCIAL  CORPORATION

Mailing Address:

P.O. BOX 145496

CINCINNATI, OHIO  45250-5496

513-870-2000

Investor Contact: Heather J. Wietzel

513-870-2768

Media Contact: Joan O. Shevchik

513-603-5323

New Mexico Agency Appointed to Represent The Cincinnati Insurance Company

· 34th state of operations for regional property casualty insurer

· Company enters new market with advantage of newly affirmed ratings from Moody’s Investors Service

CINCINNATI, October 1 -- Cincinnati Financial Corporation (Nasdaq: CINF) announced that its lead property casualty subsidiary, The Cincinnati Insurance Company, launched operations in New Mexico on September 27 with the appointment of its first independent agency in that state.

Western Assurance Corp., located in Albuquerque, was selected to bring Cincinnati's insurance products and services to its business clients. Cincinnati Insurance executives met at the company's headquarters with Christopher S. Williams, CIC, president of Western Assurance, to initiate the relationship.

The agency appointment is the first of several that the company expects to make in New Mexico over the coming months. Earlier in 2007, Cincinnati appointed its first agencies in Washington and northern Idaho and added marketing territories to its operations in North Carolina. With the addition of New Mexico, the company now has 105 field marketing representatives living and working in its agents’ communities across 34 states. By the end of the year, Cincinnati plans to add two additional marketing territories in New York State.

J.F. Scherer, Cincinnati's senior vice president of sales and marketing, commented, “Our experienced field marketing director, Charles A. Kelsch, has relocated to Placitas, New Mexico. Charlie led our efforts to begin doing business in North Carolina in 1982 and in Arkansas in 1994. He is adept at screening interested agencies and selecting those with the highest professional standards, compatible philosophies and formal marketing plans to serve our policyholders. We plan a great partnership with Western Assurance and look forward to partnering with additional independent agencies in New Mexico that Charlie recommends as sharing these high standards.”

James E. Benoski, president and chief executive officer of Cincinnati Insurance, said, “Our state and territory expansions are opportunities to bring the Cincinnati value proposition to more businesses, contributing to our company’s growth and the geographic diversification of our risks. The additional agencies we appoint can offer their clients the same advantages we deliver in established territories: high-quality claims service and business insurance coverages, many available on three-year policy terms and all backed by a financially strong company.”

Benoski continued, “On September 18, Moody’s Investors Service affirmed its Aa3 financial strength ratings and its stable outlook for Cincinnati Insurance and our standard lines property casualty subsidiaries. As we enter new areas, we believe our strong marks from several ratings organizations will help our new agencies document the company’s credentials, giving us more opportunities to earn business.”

Cincinnati Financial Corporation offers property and casualty insurance, our main business, through The Cincinnati Insurance Company, The Cincinnati Indemnity Company and The Cincinnati Casualty Company. The Cincinnati Life Insurance Company markets life and disability income insurance and annuities. CFC Investment Company offers commercial leasing and financing services. CinFin Capital Management Company provides asset management services to institutions, corporations and individuals. For additional information about the company, please visit www.cinfin.com.

This is our “Safe Harbor” statement under the Private Securities Litigation Reform Act of 1995. Our business is subject to certain risks and uncertainties that may cause actual results to differ materially from those suggested by the forward-looking statements in this report. Some of those risks and uncertainties are discussed in our 2006 Annual Report on Form 10-K, Item 1A, Risk Factors, Page 20. Although we often review or update our forward-looking statements when events warrant, we caution our readers that we undertake no obligation to do so.

Factors that could cause or contribute to such differences include, but are not limited to:

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Unusually high levels of catastrophe losses due to risk concentrations, changes in weather patterns, environmental events, terrorism incidents or other causes

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Increased frequency and/or severity of claims

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Inaccurate estimates or assumptions used for critical accounting estimates

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Events or actions, including unauthorized intentional circumvention of controls, that reduce the company’s future ability to maintain effective internal control over financial reporting under the Sarbanes-Oxley Act of 2002

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Changing consumer buying habits and consolidation of independent insurance agencies that could alter our competitive advantages

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Events or conditions that could weaken or harm the company’s relationships with its independent agencies and hamper opportunities to add new agencies, resulting in limitations on the company’s opportunities for growth, such as:

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Downgrade of the company’s financial strength ratings

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Concerns that doing business with the company is too difficult or

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Perceptions that the company’s level of service, particularly claims service, is no longer a distinguishing characteristic in the marketplace

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Delays or inadequacies in the development, implementation, performance and benefits of technology projects and enhancements

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Ability to obtain adequate reinsurance on acceptable terms, amount of reinsurance purchased, financial strength of reinsurers and the potential for non-payment or delay in payment by reinsurers

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Increased competition that could result in a significant reduction in the company’s premium growth rate

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Underwriting and pricing methods adopted by competitors that could allow them to identify and flexibly price risks, which could decrease our competitive advantages

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Personal lines pricing and loss trends that lead management to conclude that this segment could not attain sustainable profitability, which could prevent the capitalization of policy acquisition costs

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Actions of insurance departments, state attorneys general or other regulatory agencies that:

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Restrict our ability to exit or reduce writings of unprofitable coverages or lines of business

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Place the insurance industry under greater regulatory scrutiny or result in new statutes, rules and regulations

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Increase our expenses

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Add assessments for guaranty funds, other insurance related assessments or mandatory reinsurance arrangements; or that impair our ability to recover such assessments through future surcharges or other rate changes

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Limit our ability to set fair, adequate and reasonable rates

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Place us at a disadvantage in the marketplace or

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Restrict our ability to execute our business model, including the way we compensate agents

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Sustained decline in overall stock market values negatively affecting the company’s equity portfolio and book value; in particular a sustained decline in the market value of Fifth Third shares, a significant equity holding

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Securities laws that could limit the manner and timing of our investment transactions

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Recession or other economic conditions or regulatory, accounting or tax changes resulting in lower demand for insurance products

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Events, such as the sub-prime mortgage lending crisis, that lead to a significant decline in the value of a particular security or group of securities and impairment of the asset(s)

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Prolonged low interest rate environment or other factors that limit the company’s ability to generate growth in investment income or interest-rate fluctuations that result in declining values of fixed-maturity investments

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Adverse outcomes from litigation or administrative proceedings

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Investment activities or market value fluctuations that trigger restrictions applicable to the parent company under the Investment Company Act of 1940

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Events, such as an epidemic, natural catastrophe, terrorism or construction delays, that could hamper our ability to assemble our workforce at our headquarters location

Further, the company’s insurance businesses are subject to the effects of changing social, economic and regulatory environments. Public and regulatory initiatives have included efforts to adversely influence and restrict premium rates, restrict the ability to cancel policies, impose underwriting standards and expand overall regulation. The company also is subject to public and regulatory initiatives that can affect the market value for its common stock, such as recent measures affecting corporate financial reporting and governance. The ultimate changes and eventual effects, if any, of these initiatives are uncertain.

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